First Quarter Results April 17, 2025 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains statements, including statements regarding economic and geopolitical uncertainty, including uncertainty regarding trade policy developments, trends in labor demand and the future strengthening of such demand, the impact of AI on labor markets, financial outlook, including the impact of tariffs, outlook for our business in the regions in which we operate as well as key countries within those regions, the Company’s strategic initiatives and technology investments, including transformation programs and the use of AI, and the positioning of future growth for our brands, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2024, which information is incorporated herein by reference.   The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com.

Excludes the impact of restructuring costs of $15.8M ($12.4M net of tax) and $2.8M of higher tax charges from a French law change and updated country earnings mix for the current environment. Prior year period excludes the impact of the run-off Proservia business in Germany. Systemwide revenue also includes revenues generated by franchise offices, which were $418.4M. Variances reported above do not include franchise offices. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment. Reported operating profit was $28M, and operating profit margin was 0.7%. As adjusted, operating profit was $44M, and operating profit margin was 1.1%. As Reported As Adjusted Q1 Financial Highlights -7% -5% CC -2% OCC -7% -4% CC -2% OCC Revenue $4.1B (Systemwide $4.5B) -20 bps -40 bps Gross Margin 17.1% -51% -47% CC -35% -32% CC EBITA $36M ($52M as adjusted) -80 bps -50 bps EBITA Margin 0.9% (1.3% as adjusted) -86% -84% CC -53% -51% CC EPS $0.12 ($0.44 as adjusted) (3) (3) Consolidated Financial Highlights ManpowerGroup 2025 First Quarter Results (1) (2)

EPS Bridge – Q1 vs. Guidance Midpoint ManpowerGroup 2025 First Quarter Results (1) Detail of items included on slide 3.

ManpowerGroup 2025 First Quarter Results

Business Line Revenue Q1 2025[1]



10%
5%
0%
-5%
-10%
-7%
-2%
-6%
-5%
-4%
-2%
MANPOWER
EXPERIS
TALENT SOLUTIONS
vs. 2024 reported %
vs. 2024 organic CC %

- **Manpower organic CC revenue decreased slightly from the Q4 trend of -1% year over year.**
- **Experis organic CC revenue trend improved from the Q4 trend of -6% year over year.**
- **Talent Solutions organic CC revenues decreased from the Q4 trend of +6% year over year. RPO was down slightly in the quarter following strong seasonal volumes in Q4. MSP continued to report strong double digit percentage growth, while Right Management experienced a decline on a slowing of outplacement.**

(1) Business line classifications can vary by entity and are subject to change as service requirements change.

ManpowerGroup | First Quarter 2025 Results

April 2025 | 5

Consolidated Gross Margin Change ManpowerGroup 2025 First Quarter Results

Trend Business line classifications can vary by entity and are subject to change as service requirements change. █ Manpower █ Experis █ Talent Solutions █ ManpowerGroup – Total Business Line Gross Profit – Q1 2025(1) ManpowerGroup 2025 First Quarter Results

(16.3% CC) (15.7% CC) SG&A Expense Bridge – Q1 YoY (in millions of USD) ManpowerGroup 2025 First Quarter Results (15.9% CC)

As Reported Q1 Financial Highlights 2% 5% CC Revenue $1.1B -2% 2% CC OUP $25M -10 bps OUP Margin 2.4% Americas Segment (25% of Revenue) ManpowerGroup 2025 First Quarter Results Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.

Americas – Q1 Revenue Trend YoY ManpowerGroup 2025 First Quarter Results

As Reported As Adjusted Q1 Financial Highlights -7% -5% CC -4% OCC -7% -5% CC -4% OCC Revenue $1.8B -28% -26% CC -27% OCC -23% -21% CC -22% OCC OUP $50M ($54M as adjusted) -80 bps -60 bps OUP Margin 2.7% (2.9% as adjusted) Southern Europe Segment (45% of Revenue) ManpowerGroup 2025 First Quarter Results (1) Current period excludes the impact of restructuring costs of $3.5M. Organic constant currency variances adjust for the disposition and franchise of our Austria business.

Southern Europe – Q1 Revenue Trend YoY ManpowerGroup 2025 First Quarter Results

As Reported As Adjusted Q1 Financial Highlights -16% -14% CC -16% -14% CC Revenue $731M NM NM NM NM OUP -$18M (-$6M as adjusted) NM -150 bps OUP Margin -2.5% (-0.8% as adjusted) Northern Europe Segment (18% of Revenue) ManpowerGroup 2025 First Quarter Results (1) Current period excludes the impact of restructuring costs of $12.3M. Prior year period variances exclude restructuring and other costs.

Northern Europe – Q1 Revenue Trend YoY ManpowerGroup 2025 First Quarter Results

As Reported Q1 Financial Highlights -11% -9% CC 7% OCC Revenue $476M 1% 3% CC 14% OCC OUP $20M 50 bps OUP Margin 4.2% APME Segment (12% of Revenue) ManpowerGroup 2025 First Quarter Results Organic constant currency variances adjust for the disposition and franchise of our Korea business. (1)

APME – Q1 Revenue Trend YoY ManpowerGroup 2025 First Quarter Results

Cash Flow Summary ManpowerGroup 2025 First Quarter Results

Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt Net (Cash) Balance Sheet Highlights ManpowerGroup 2025 First Quarter Results

ManpowerGroup 2025 First Quarter Results Second Quarter 2025 Outlook Revenue Total Down 1-5% (Down 3-7% CC) (Down 1-5% OCC) Americas Down 1-5% (Down 3% / Up 1% CC) Southern Europe Down 2% / Up 2% (Down 2-6% CC) (Down 1-5% OCC) Northern Europe Down 6-10% (Down 9-13% CC) APME Down 3-7% (Down 7-11% CC) (Up 4-8% OCC) Gross Profit Margin 17.0 – 17.2% EBITA(1) Margin 1.8 – 2.0% Operating Profit Margin 1.6 – 1.8% Tax Rate 46.5% EPS $0.65 – $0.75 (favorable $0.03 currency) Estimates are assuming FX rates of 1.12 for Euro, 1.30 for GBP, 0.0069 for JPY and 0.0009 for ARS. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment.

Latin America and Asia Pacific saw good growth during the quarter while the environment remained challenging in Europe and North America Gross profit margin of 17.1% reflects solid staffing margins across most major markets and slightly weaker permanent recruitment activity Named World’s Most Ethical Company for the 16th time In this uncertain environment, we continue to compete well in the market and remain focused on what we can control by staying close to our customers and candidates and adjusting our cost base as needed Key Take Aways ManpowerGroup 2025 First Quarter Results

Appendix

Industry Vertical Composition Based on Revenues – Q1 2025 ManpowerGroup 2025 First Quarter Results Industry vertical composition has been updated to align with our Global Sales Verticals based on client segmentation.

The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 2.68 to 1 and a fixed charge coverage ratio of 3.05 to 1 as of March 31, 2025. In the agreement, net debt is defined as total debt less cash in excess of $400M. As of March 31, 2025, there were $0.4M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $300M. Represents uncommitted lines of credit & overdraft facilities. The total amount of the facilities as of March 31, 2025 was $448.6M and subsidiary facilities accounted for $298.6M of the total. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. This rate is the effective interest rate for this note, net of a favorable impact of a forward rate lock. Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €500M 1.809% Jun 2026 540 - Euro Notes - €400M 3.514% Jun 2027 431 - Revolving Credit Agreement 5.444% May 2027 26 574 Uncommitted lines and Other Various Various 75 373 Total Debt 1,072 947 (3) (1)(2) (4) (2) Debt and Credit Facilities – March 31, 2025 (in millions of USD) ManpowerGroup 2025 First Quarter Results